Supplement to

Calvert Variable Series, Inc.
Ameritas MidCap Growth Portfolio

Statement of Additional Information dated April 30, 2009
Date of Supplement: December 16, 2009

The Board of Directors has approved a resolution to "merge" Ameritas MidCap Growth Portfolio, a series of Calvert Variable Series, Inc., into Summit MidCap 400 Index Portfolio, a series of Summit Mutual Funds, Inc.

Ameritas MidCap Growth Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Ameritas MidCap Growth Portfolio will be exchanged for shares of Summit MidCap 400 Index Portfolio. The number of Summit MidCap 400 Index Portfolio shares you receive will depend on the value of your Ameritas MidCap Growth Portfolio shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.

In the meantime, a change to the portfolio manager of the Portfolio has been made, effective December 11, 2009, as disclosed below:

Replace the second paragraph under “Subadvisors” on page 27 pertaining to the MidCap Growth Portfolio with the following:

Calvert has retained Summit Investment Partners, Inc. ("Summit;) as the Subadvisor for the MidCap Growth Portfolio. Summit is a wholly-owned subsidiary of the Union Central Life Insurance company, which is an indirect subsidiary of UNIFI. Summit receives a subadvisory fee, paid by the Advisor, of 0.75% of the Portfolio’s average daily net assets.

Under “Other Accounts Managed by Portfolio Managers of the Portfolios - MIDCAP GROWTH”, replace the charts on page 29 with the following:

Summit:
Gary R. Rodmaker, CFA

Accounts Managed (not including MidCap Growth) as of October 31, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	0	8
Total Assets in Other Accounts Managed	$550,158,018	$0	$2,617,782,970
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Summit:
Kevin L. Kenne

Accounts Managed (not including MidCap Growth) as of October 31, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	2
Total Assets in Other Accounts Managed	$423,573,264	$0	$525,009,087
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Potential Conflicts of Interest in Managing a Portfolio and Other Accounts - MIDCAP GROWTH”, replace the paragraphs on pages 33-34 with the following:

Summit:
Gary R. Rodmaker, CFA and Kevin L. Kenne

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio on one hand, and the management of other registered investment companies and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same indexes the Portfolio tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Summit has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under “Compensation of Portfolio Managers of the Portfolios - MIDCAP GROWTH” replace the chart on page 36 with the following:

Summit:
Gary R. Rodmaker, CFA and Kevin L. Kenne

Compensation with Respect to Management of MidCap Growth and Other Accounts as of October 31, 2009
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Summit	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	Summit

The annual bonus is calculated as a percentage of base salary and on various criteria, including UNIFI profitability, risk management and personal performance criteria and specific account performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	Summit	Long-term incentive compensation plans are based on the performance of Summit and its parent.
Other Compensation or Benefits Not Generally Available to All Salaried Employees		N/A

Under “Securities Ownership of Portfolio Managers of the Portfolios - MIDCAP GROWTH”, replace the second row of the chart on page 39 with the following:

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership

MidCap Growth	Summit	Gary R. Rodmaker, CFA	None
		Kevin L. Keene	None